JOINT VENTURE WITH PANASONIC IN JAPAN	12 Months Ended
Dec. 31, 2013
JOINT VENTURE WITH PANASONIC IN JAPAN [Abstract]
JOINT VENTURE WITH PANASONIC IN JAPAN
NOTE 4	-	JOINT VENTURE WITH PANASONIC IN JAPAN.

In December 2013, Tower signed a definitive agreement with Panasonic Corporation ("Panasonic") to create a joint venture ("JV") to manufacture products for Panasonic and potentially other third parties, using Panasonic's three semiconductor manufacturing facilities in Hokuriku Japan.

Pursuant to the definitive agreement, Panasonic will transfer its semiconductor wafer manufacturing process and capacity tools of 8 inch and 12 inch at its three fabs located in Hokuriku factories (Uozu, Tonami and Arai) to the JV, and commit to acquire products from the JV for a long term period of at least five years of volume production.

In addition, per the definitive agreement, Tower will receive 51% of the shares of this JV (with Panasonic holding the remaining shares). As consideration for its 51% equity holding in the JV, at the closing of the transaction, Tower will issue an amount of its ordinary shares in the value of approximately $8,000 (765 million Japanese Yen).

The transaction is subject to certain customary closing conditions. The signing of the ancillary agreements and closing of the transaction is expected to occur by April 2014.

Following this transaction, the Company will rationalize its Japanese business, which may include fab consolidations between the Company's Nishiwaki facility and the JV's facilities, and to this end, the Company is evaluating potential ventures for the Nishiwaki facility.